Filed Pursuant to Rule 497(d)

INVESCO UNIT TRUSTS, SERIES 2199

The Dow Jones Total Market Portfolio, Enhanced Index Strategy 2022-2

Supplement to the Prospectus

In connection with the closing of the business combinations of Quidel Corporation and Ortho Clinical Diagnostics Holdings plc, the resulting combined company, QuidelOrtho Corporation, will become the successor to Quidel Corporation for purposes of the combined company’s NASDAQ listing. As a result, effective immediately, all references to Quidel Corporation in the Portfolio’s prospectus are replaced with QuidelOrtho Corporation.

Supplement Dated: May 27, 2022